UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 22, 2004

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in this charter)

Florida	333-84934	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Penn Center Blvd., Suite 111, Pittsburgh, PA	15235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (412) 829-7800

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A includes financial information required by Item 9.01 that was not contained in the Current Report on Form 8-K dated May 28, 2004 and filed June 3, 2004, and information clarifying the purchase price paid in connection with the stock purchase of Pulse Healthcare Staffing, Inc. as reported by Item 2 on the Current Report on Form 8-K filed June 3, 2004. The registrant hereby amends its report on the Current Report on Form 8-K filed June 3, 2004.

ITEM 2.01 – ACQUISITION OR DISPOSITION OF ASSETS

On April 30, 2004, World Health Alternatives, Inc. (the “Company”) executed a stock purchase agreement, subsequently amended on May 19, 2004, May 28, 2004 and June 22, 2004 (the stock purchase agreement and the amendments thereto shall be referred to collectively as the “Stock Purchase Agreement”), thereby completing the Company’s acquisition of all of the stock of Pulse Healthcare Staffing, Inc., a California corporation (“Pulse”). Pulse is a medical staffing company located in Citrus Heights, California that places nurses in healthcare facilities for contractually defined assignment periods and on a permanent basis. Pulse has approximately 175 clients across seven western states, with California being its largest market, and a database of approximately 20,000 nurses. The Company intends to retain Pulse’s current infrastructure, including its management team and key employees, and will operate Pulse as a wholly owned subsidiary of the Company.

Pursuant to the terms and conditions of the Stock Purchase Agreement, the Company received 100,000 shares of Pulse, representing all of the issued and outstanding shares of Pulse’s common stock, for $14,875,000, subject to a working capital adjustment, and 200,000 shares of the Company’s restricted common stock. The purchase price was allocated to the Controlling Management Shareholder, the Principal Shareholder and the Remaining Shareholders as follows:

As consideration for the acquisition, the Company paid the Controlling Management shareholder the aggregate purchase price of $13,313,000 and an aggregate of 100,000 shares of the Company’s restricted common stock. The Controlling Management Shareholder has been issued 100,000 shares of the Company’s restricted common stock. The cash consideration shall be paid as follows:

•	$560,000 was paid at initiation of the transaction;

•	$438,000 was paid at Closing;

•	$1,350,000 payable on or before June 28, 2004, of which $1,350,000 has been paid as of September 22, 2004;

•	$7,715,000 payable on or before July 12, 2004 of which $4,454,696 has been paid as of September 22, 2004; and

•	$1,250,000 to be deposited into an escrow account on or before July 12, 2004, and shall be distributed, after the working capital adjustment, in accordance with the terms of the Stock Purchase Agreement and the Escrow Agreement (attached as an exhibit to the Stock Purchase Agreement). The parties have agreed that the payments from the escrow account will be subject to adjustment based on actual working capital (the current assets of Pulse minus the current liabilities of Pulse) and any indemnification claims against the Controlling Management Shareholder, with such adjustment increasing or decreasing the purchase price by no more than $1,000,000.

After July 12, 2004;

•	$1,000,000 payable six months following the closing date of the Stock Purchase Agreement; and

•	$1,000,000 payable twelve months following the closing date of the Stock Purchase Agreement.

As consideration for the acquisition, the Company will pay the Principal Shareholder the aggregate purchase price of $750,000 and 100,000 shares of the Company’s restricted common stock. The Principal Shareholder has been issued the 100,000 shares of the Company’s restricted common stock. The cash consideration shall be paid as follows:

•	$50,000 was paid at closing;

•	$250,000 was paid by May 28, 2004; and

•	$450,000 payable on or before June 28, 2004, of which $450,000 has been paid to date.

As consideration for the acquisition, the Company will pay the Remaining Shareholders the aggregate purchase price of $812,000. The cash consideration shall be paid as follows:

•	$512,000 was paid at closing;

•	$50,000 was paid by May 28, 2004; and

•	$250,000 payable on or before June 28, 2004, of which $250,000 has been paid to date.

In addition, the shares of the Controlling Management Shareholder that the Company received are pledged as security against the Company’s payment of all the consideration to be paid to the Controlling Management Shareholder, the Principal Shareholder and one of the Remaining Shareholders, pursuant to the terms and conditions of a pledge agreement, the form of which is attached as Exhibit 2.4 hereto. On August 19, 2004, the pledge agreement was released by the Controlling Management Shareholder.

Additionally, a number of past employees of Pulse received payments to resolve any preacquisition contingencies relating to Pulse as part of the Stock Purchase Agreement. These past employees were required to execute releases covering any prior ownership claims and/or any other claims against Pulse. Further, they entered into employment agreements with the Company. The employees received an aggregate payment of $1,000,000 at closing and will receive an aggregate of $200,000 for each of the succeeding five months. Additionally, certain management employees received a total of 650,000 shares of the Company’s restricted common stock as part of their release. Furthermore, the former Chief Executive Officer of Pulse entered into an employment agreement with the Company. As part of that agreement, he received 500,000 shares of the Company’s restricted common stock with another 500,000 shares of the Company’s restricted common stock contingentily issuable upon the successful integration of Pulse into the Company.

On October 19, 2004, Eric Allison, the Principal Shareholder of Pulse, filed suit in the Superior Court of the State of California, for the County of Placer, naming the Company and others as defendants. The suit alleges, in part, that the Company has not paid all amounts due in connection with the acquisition and seeks, among other things, alleged unpaid principal, interest, damages, and attorneys’ fees and costs. The lawsuit is currently in its very early stages and the Company intends to vigorously defend this matter.

ITEM 9.01 - FINANCIAL STATEMENTS & EXHIBITS

(a)	Financial Statements of Business Acquired

The following information is attached hereto as Exhibit 99.1:

Financial Statements for the Years Ended December 31, 2003 and 2002

•	Independent Auditor’s Report

•	Balance Sheets as of December 31, 2003 and December 31, 2002

•	Statements of Operations for the years ended December 31, 2003 and December 31, 2002

•	Statements of Changes in Shareholders’ Deficit for the years ended December 31, 2003 and December 31, 2002

•	Statements of Cash Flows for the years ended December 31, 2003 and December 31, 2002

•	Notes to Financial Statements

•	Unaudited Financial Statements

•	Balance Sheets as of March 31, 2004 and 2003 (Unaudited)

•	Statements of Operations for the three months ended March 31, 2004 and 2003 (Unaudited)

•	Statement of Cash Flows for the three months ended March 31, 2004 and 2003

(b)	Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.2:

Introduction to Unaudited Pro Forma Consolidated Financial Data

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2004

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003

Exhibit Index

(c)	Exhibits

2.1	Stock Purchase Agreement by and between World Health Alternatives, Inc., Pulse Healthcare Staffing, Inc., and all of the shareholders of Pulse Healthcare Staffing, Inc., dated April 30, 2004.*

2.2	Amendment Number One to Stock Purchase Agreement by and between World Health Alternatives, Inc., Pulse Healthcare Staffing, Inc., and all of the shareholders of Pulse Healthcare Staffing, Inc., dated May 19, 2004.*

2.3	Amendment number Two to Stock Purchase Agreement by and between World Health Alternatives, Inc., Pulse Healthcare Staffing, Inc., and all of the shareholders of Pulse Healthcare Staffing, Inc., dated May 28, 2004.*

2.4	Pledge Agreement by and between World Health Alternatives, Inc. and certain shareholders of Pulse Healthcare Staffing, Inc.*

2.5	Amendment Number Three to Stock Purchase Agreement by and between World Health Alternatives, Inc., Pulse Healthcare Staffing, Inc., and all of the shareholders of Pulse Healthcare Staffing, Inc., dated June 22, 2004

99.1	Financial Statements of Pulse Healthcare Staffing, Inc.

99.2	Pro Forma Financial Statements

*	Previously filed with the registrant’s Current Report on Form 8-K filed June 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald
Richard E. McDonald
President,
Principal Financial Officer
Principal Accounting Officer
Chairman of the Board of Directors,

Date: November 15, 2004

Exhibit Index

Exhibit No.	Exhibit Description

2.5	Amendment Number Three to Stock Purchase Agreement by and between World Health Alternatives, Inc., Pulse Healthcare Staffing, Inc., and all of the shareholders of Pulse Healthcare Staffing, Inc., dated June 22, 2004

99.1	Financial Statements of Pulse Healthcare Staffing, Inc.

99.2	Pro Forma Consolidated Financial Data of World Health Alternatives Inc. and Pulse Healthcare Staffing, Inc.